Merrill Lynch Global Power and Gas Leaders Conference

J. Wayne Leonard
Chief Executive Officer

September 18, 2002

Entergy

Entergy's Strategy


Process for Managing Industry Change
Legislative/Regulatory
Infrastructure
Supply
Demand
Fuel Prices
Competitive Behavior
Climate/Weather Data
Rigorous Analysis
Current Point of View
Business Strategy
Create Options
Portfolio Management
Driven by:
Markets
Skills
Scale
Scope
Positions (assets, sinks, storage, etc.)
Long Positions
Structured Contracts
Asset Development / Acquisitions
Asset Disposition
Structured Contracts
Short Positions
Strict VAR Limits
Active Risk Management

Value Proposition



Utility
Customer Service
Nuclear
Operational Excellence
Entergy-Koch
Product Innovation and Leadership

Our Goals

	Business Goals	*Financial Goal*	*Components*	
Utility	To deliver affordable, reliable service to customers	Deliver 8-10% average annual EPS growth	Intrinsic Growth	- Organic - Operational improvement - Incremental investment in existing assets

ECS	To provide leading risk management products/services & gas transportation		Step-Out Investment	- Transactions
				  - Negotiated
				  - Auctions
				  - Unsolicited offers
				- New development

Nuclear	Excellence in operations at our nuclear fleet			

Sources of Growth: 1999 - 2003

	Intrinsic			*Step-Out*	
	Organic	Operational Improvement	Incremental Investment	New Investment	
99 Op. EPS*					$2.08
Utility	Sales	O&M spending	Rate base		
Nuclear				Pilgrim IP2 & IP3 FitzPatrick Vermont Yankee	
Entergy-Koch				Pipeline Trading	
Power Development				Saltend Damhead Creek Others	
Parent		O&M reduction		Stock buyback	
Total Growth	$0.20	$(0.05)	$0.20	$1.42	= $1.77
03 Op. EPS**					$3.85
	20%			80%	17%/year

*Based on operational EPS, excluding the impact of weather.
**Based on midpoint of 2003 EPS guidance.

Sources of Growth: ~~1999 - 2003~~ 2003 - 2005



Intrinsic
Organic
Operational Improvement
Incremental Investment
Step-Out
New Investment
03 Op. EPS*
$3.85
Utility
Nuclear
Pilgrim
IP2 & IP3
FitzPatrick
Vermont Yankee
???
Entergy-Koch
Pipeline
Trading
Power Development
Parent
Total Growth
=
05 Op. EPS
$???
??%
??%

*Based on midpoint of 2003 EPS guidance.

Sources of Growth: ~~1999 - 2003~~ 2003 - 2005

	Intrinsic			Step-Out	
	Organic	Operational Improvement	Incremental Investment	New Investment	
03 Op. EPS*					$3.85
Utility	Sales	Incentives	Rate base		
Nuclear					
Entergy-Koch					
Power Development					
Parent					
Total Growth					=
05 Op. EPS					$???
	??%			??%	

*Based on midpoint of 2003 EPS guidance.

Utility Old Dog with Old Tricks (That Still Work)

Embedded vs. Marginal Cost*
$/kwh


$0.08
All Other
Fuel
Distribution
Transmission
Generation
$0.025
Embedded
Marginal

Sales Growth vs. EPS Growth*
% EPS Growth


12
9
6
3
0
3:1
0
1
2
3
4
% Sales Growth

**Illustrative.*

Another Old Trick

Capital Investment and Depreciation
$ Millions


Capex
Depreciation
1,057
1,063
737
544
98
99
00
01

Improving Customer Service Supports Regulatory Relationships

Return on Investment
98 vs. 01

Metric	Change
Outage Frequency	Down 40%
Outage Duration	Down 42%
Call Center Answer Time	Down 75%
Regulatory Outage Complaints	Down 79%

Improved Regulatory Relations
Higher Returns
Less Disallowances
Growth Opportunities

Utility

Either / Or? Why Not Both?

Traditional Earnings Levers

- ☐ Rate Base
- ☐ O & M Reduction
- ☐ Capital Savings
- ☐ Sales Growth

Regulatory Lag = 0 NPV to 0 – 1% above cost of capital

New Incentive Levers

- ☐ Fuel Savings
- ☐ Purchased Power Savings
- ☐ Fuel / Purchased Power Efficiencies
- ☐ O&M & Capital / Fuel Efficiencies

IMPACT

Potential 0% - 2% ROE Enhancement



Traditional
FRP
Enhance-
ments

Utility

Aligning Economic Interests of All Stakeholders

Capacity and Demand
GW



30
25
20
15
10
5
0
Intermediate & Peaking
Baseload
Intermediate & Peaking
Baseload
Load Profile
Owned Capacity
Net Shortage 3 GW

Generation Market



Gross (MW)
Plant Type
CC
CC-Cogen
Cogen
CT
Nuclear
TransArea
E_AMITE
E_CENT
E_NARK
E_WOTAB
ARKANSAS
LOUISIANA
MISSISSIPPI
TEXAS
Hot Springs
Southaven GT
Southaven
Little Rock
Batesville Expansion
Pine Bluff
Crossroads
Hot Spring County
Hempstead County
Choctaw
Attala
Ouachita Power
Warren
Evangeline Project
Calcasieu
Cottonwood
Tenaska Frontier
Big Cajun I Expansion
Exxon - Baton Rouge
BASF
Sabine River Works
Acadia
Bayou Cove
Port Arthur Project
Sabine-Dreyer Cogen
Waterford
Occidental

	2002	2003	2004
Resulting Reserve Margins	42%	63%	60%

Sources of Growth: ~~1999 - 2003~~ 2003 - 2005

	Intrinsic			*Step-Out*	
	Organic	Operational Improvement	Incremental Investment	New Investment	
03 Op. EPS*					$3.85
Utility	Sales	Incentive regulation	Rate base		
Nuclear		Cost reduction	Uprates		
Entergy-Koch					
Power Development					
Parent					
Total Growth					=
05 Op. EPS					$???

Intrinsic: ??%

Step-Out: ??%

*Based on midpoint of 2003 EPS guidance.

Nuclear

The New Math:

1+1+1+1+1 = ~~5~~ 6??

Capacity Factor
%



Over 7 million more MWhrs per year
3.4 million MWhrs
87
92
76
94
86
43
94
95
98
90
Pilgrim
IP3
FitzPatrick
IP2
VY
ETR '01 Regulated Average
Industry Average
Before ETR
After ETR

Note: Before ETR consists of previous 3 years performance
Source: UDI, Internal Analysis

Pursuing Operational Excellence


Nuclear
Production Cost
3-year rolling average, $/MWh
$26.48/MWhr Avg.
$300 Million Opportunity
$16.49/MWhr Avg.
24
19
20
42
26
17
14
19
16
18
Pilgrim
IP3
FitzPatrick
IP2
VY
ANO
Grand Gulf
River Bend
Waterford
Industry Average

Note: Entergy plants through 2001. Industry is through 2000. Northeast fleet includes cost before Entergy ownership.
Source: UDI, Internal Analysis

Too Cheap to ~~Meter~~ Pass Up

Nuclear Plant Schematic



Containment Structure
Reactor Vessel
Control Rods
Turbine
Generator
Condenser

Thermal Uprates

Secondary Side / Efficiency Uprates

Nuclear

Uprates Add More Than Just MWs



Entergy Nuclear South Capacity
MW
5,078
Waterford
ANO 2
River Bend
ANO 2
Grand Gulf
Waterford
ANO 2
4,794
02
03
04
05



Entergy Nuclear Northeast Capacity
MW
$25? $50? $100 million???
4,159
Indian Point 2
FitzPatrick
Vermont Yankee
Indian Point 2
Pilgrim
Indian Point 3
Indian Point 2
3,955
02
03
04
05

Sources of Growth: ~~1999 - 2003~~ 2003 - 2005

	Intrinsic			*Step-Out*	
	Organic	Operational Improvement	Incremental Investment	New Investment	
03 Op. EPS*					$3.85
Utility	Sales	Incentive regulation	Rate base		
Nuclear		Cost reduction	Uprates		
Entergy-Koch	Financial optimization Asset optimization	Cost reduction	Storage		
Power Development					
Parent					
Total Growth					=
05 Op. EPS					$???
	??%			??%	

*Based on midpoint of 2003 EPS guidance.

Entergy-Koch Emphasizes Balance and Discipline


Balance
40% -60%
Pipeline Earnings
40% -60%
Trading Earnings
Costs
Discipline
Risks

Pipeline Proven Ability to Decrease Unit Cost

Gulf South Pipeline



GULF SOUTH

Key Statistics

Throughput - Bcf/d	2.5
Miles of Pipeline	8,800
Peak Day Deliveries - Bcf/d	3.8
Storage Working Gas - Bcf	78.6

*Including 10.6 Bcf Magnolia

Gulf South Operating Expense

$ Million, excluding Fuel



122
113
86
91
83
SG&A
O&M
97
98
99
00
01

Entergy-Koch Emphasizes Balance and Discipline



Balance
40%-60%
Pipeline Earnings
40%-60%
Trading Earnings
Discipline

3 Distinct and Complementary Businesses

Earnings Composition Target; %



Physical Optimization (Value Capture)
35%
Financial Optimization (Value Protection)
15%
Point-of-View Trading
50%

Trading

Physical Optimization – Trading Around Owners' Assets



Asset Owner
Entergy-Koch Trading
Products and Structures
COMMODITY MARKETS
Revenue Sharing
Physical Positions
Profit/Loss
Profit/Loss

Impact on...	Asset Owner	Entergy-Koch Trading
Risk/Volatility	Lower due to risk transfer	Risk held if consistent with POV or transferred to market for a gain
Return	More predictable with upside	Share of upside
Credit Profile	Improved due to risk transfer	Minimal impact; most risk transferred to market
Fixed Costs	Costs of setting up trading shop avoided	No impact on fixed costs; minimal variable costs added
Information	Anonymity preserved in market	Information on real-time physical player activity

Financial Optimization – Protects Business Value


Customers
Producers
Consumers
Financial Participants
Utilities/ LDC's
Market Interface
Risk Mitigation
Margins
Entergy-Koch Trading
Products and Structures
COMMODITY MARKETS

Impact on...	Customers	Entergy-Koch Trading
Risk/Volatility	Risk managed to desired levels	Risk held if consistent with POV or transferred to market for a gain
Return	Variable, but usually slightly lower due to less risk	Earns bid/ask spread
Credit Profile	Improved due to risk transfer	Minimal impact; most risk transferred to market
Fixed Costs	Costs incurred to transfer risk; outsourcing lowers costs	Initial fixed costs; minimal incremental costs
Information	Anonymity preserved in market	Insight into financial player activity and long-term shape of price curve

Point-of-View Trading:
A Consistently Profitable Track Record



Trading
Trading Track Record
Gain/loss days; Ratio
3.0
2.5
2.0
1.5
1.0
0.5
0.0
98
99
00
01
Power
Weather
Gas
Overall
98-01 Daily earnings; Trading days
350
300
250
200
150
100
50
0
-4
-3
-2
-1
0
1
2
3
4
% of annual earnings

Potential for Future Growth

Ratings of Top 15 Power Marketers
2001

Company	S&P Rating	
Enron	~~D~~	Bankrupt
AEP	~~A-~~	BBB+
Reliant Energy	BBB+	
Duke*	~~A-~~	BBB+
Mirant	~~BBB-~~	Junk
Williams	~~BBB+~~	Junk
Aquila	~~BBB~~	Exiting
PG&E	~~D~~	Bankrupt
Cinergy	BBB+	
Exelon	A-	
El Paso	BBB+	
Dynegy	~~BBB+~~	Junk
Constellation Energy	~~A~~	A-
Allegheny Energy	~~A~~	BBB
Entergy-Koch	A	

Market Share of Top 15 Power Marketers
2001


Downsizing?
Bankrupt
Other
Junk or Exiting
EK
Opportunity?

**Represents S&P rating for Duke Energy Trading & Marketing LLC.*

Trading

Potential for Future Growth

Trading Regions

Today | Future Opportunity

North America


Canada
Western US
Eastern US

Europe


UK
Continental Europe

Trading Products

Today	Future Opportunity	
Electricity	Electricity	+ #2 Oil
Gas	Gas	+ Coal
Weather	Weather	+ Emissions
		+ Transmission

Potential Sources of Growth: 2003 - 2005

	Intrinsic			*Step-Out*		
	Organic	Operational Improvement	Incremental Investment	New Investment		
03 Op. EPS*						$3.85
Utility	Sales	Incentive regulation	Rate base	???		
Nuclear		Cost reduction	Uprates			
Entergy-Koch	Financial optimization Asset optimization	Cost reduction	Storage			
Power Development			Sales (exit)			
Parent			Cash			
Total Growth	$0.25	$0.10	$0.10	$0.30	=	$0.75
05 Op. EPS**						$4.60
	60%			40%		8-10%/year

*Midpoint of 2003 EPS guidance.

**2005 midpoint is an indication of Entergy's earnings goal only; not intended to be guidance.

Cash and Balance Sheet to Execute



Net Debt/Net Capital Ratio
%
52
50
48
46
44
42
40
38
Target
Without New Investment
$2.9B Available For New Investment*
98
99
00
01
02
03
04
05

*Includes $1.4 billion of new debt.

$1B Investment Yields $0.20 to $0.30/share

$1B Investment Alternatives


EPS
1 Pipeline Investment
0.40
0.30
0.20
0.10
7% Earnings Productivity
9.0
8.5
8.0
7.5
EBITDA Multiple


EPS
2 Nuclear
0.40
0.30
0.20
0.10
7% Earnings Productivity
475
450
425
400
$/KW


EPS
3 Distressed Generation
0.40
0.30
0.20
0.10
7% Earnings Productivity
175
150
125
100
$/KW


EPS
4 Buyback
0.40
0.30
0.20
0.10
7% Earnings Productivity
55
50
45
40
Share Price

Modest Success Closes $0.30/share Gap



Potential EPS Contribution*
$/Share
Historical Average Since 1998
1.00
0.80
0.60
0.40
0.20
0.00
05 EPS
05 Gap
5%
6%
7%
8%
9%
10%
ROIC assumed for New Investments

*Based on cumulative $2.9 billion investment.

Merrill Lynch Global Power and Gas Leaders Conference

J. Wayne Leonard
Chief Executive Officer

September 18, 2002

Entergy